                            EXHIBIT A
                             FORM OF
                      REVOLVING CREDIT NOTE


    $________                                    Atlanta, Georgia
                                             As of April 21, 1995


    FOR VALUE RECEIVED, the undersigned, ______________________, a ___________ corporation (the "Borrower"), hereby unconditionally promises to pay to the order of NATIONSBANK OF GEORGIA, N.A. (the "Lender") at the offices of the Agent (as hereinafter defined) located at 600 Peachtree Street, Atlanta, Georgia 30308 or at such other place within the United States of America as shall be designated from time to time by the Agent, on the Termination Date the principal amount of____________________________
    ($________), or, if less, the aggregate unpaid balance of all Revolving Credit Loans made by the Lender to the Borrower pursuant to the Loan Agreement (as hereinafter defined) in lawful money of the United States of America in federal or other immediately available funds.

    The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Note for each day from the date of the initial Revolving Credit Loan until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Note or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

      For the purposes of this Revolving Credit Note:

    "Agent" means NationsBank of Georgia, N.A., a national banking association, and any successor agent appointed pursuant to
    Section 14.9 of the Loan Agreement.

    "Loan Agreement" means the Loan and Security Agreement, dated as of April 21, 1995, among the Borrower, the other Borrowers named therein, the financial institutions party thereto from time to time (the "Lenders") and the Agent, as agent for the Lenders, as the same may be amended, modified, supplemented or restated from time to time.

    "Termination Date" means April 21, 1998, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of Section 2.5 of the Loan Agreement.

    Reference is made to the Loan Agreement for the definitions of other terms used in this Revolving Credit Note.

    Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

    The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

    This Revolving Credit Note is one of the Revolving Credit Notes under, and is entitled to the benefits of, the Loan Agreement, which, among other things, contains provisions with respect to security for the Indebtedness evidenced hereby and the acceleration of the maturity and prepayments of the principal of this Revolving Credit Note prior to maturity, all upon the terms and conditions specified therein.

    This Revolving Credit Note shall be governed by and construed in accordance with the laws of the State of Georgia.


      [Name of Borrower]

      By:

      Name:

      Title:
    I.   (CORPORATE SEAL)
    Attest:

    By:

      Name:

    A.   EXHIBIT B-1
      FORM OF
      TERM NOTE A
    $___________                                     Atlanta, Georgia
                                                 As of April 21, 1995


    FOR VALUE RECEIVED, the undersigned, _______________________, a ____________ corporation (the "Borrower"), hereby unconditionally promises to pay to the order of NATIONSBANK OF GEORGIA, N.A. (the "Lender") at the offices of the Agent (as hereinafter defined) located at 600 Peachtree Street, Atlanta, Georgia 30308 or at such other place within the United States of America as shall be designated from time to time by the Agent, the principal sum of _____________________________ ($_________) in lawful money of the
    United States of America in federal or other immediately available funds in thirty-five (35) equal consecutive monthly installments on successive Installment Payment Dates of $___________ each, and one final installment on the Term Loan Termination Date in the amount of the then unpaid balance of Term Loan A to such Borrower.

    The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Term Note A for each day from the date disbursed until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Term Note A or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

      For the purpose of this Term Note A:

    "Agent" means NationsBank of Georgia, N.A., a national banking association, and any successor agent appointed pursuant to
    Section 14.9 of the Loan Agreement.

    "Loan Agreement" means the Loan and Security Agreement, dated as of April 21, 1995, between the Borrower, the other Borrowers, the financial institutions party thereto from time to time (the "Lenders") and the Agent, as agent for the Lenders, as the same may be amended, modified, supplemented or restated from time to time.

      "Term Loan Termination Date" means April 21, 1998.

    Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

    The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

    This Term Note A is one of the Term Note A's under, and is entitled to the benefits of, the Loan Agreement, which, among other things, contains provisions with respect to security for the Indebtedness evidenced hereby and the acceleration of the maturity and prepayments of the principal of this Term Note A prior to maturity, all upon the terms and conditions specified therein.

    This Term Note A shall be governed by and construed in accordance with the laws of the State of Georgia.


    [NAME OF BORROWER]

      By:

      Name:

      Title:

    II.   (CORPORATE SEAL)
    Attest:

    By:

      Name:

    A.   EXHIBIT B-2
      FORM OF

      TERM NOTE B

    $___________                                     Atlanta, Georgia
                                                 As of April 21, 1995


    FOR VALUE RECEIVED, the undersigned, _______________________, a ____________ corporation (the "Borrower"), hereby unconditionally promises to pay to the order of NATIONSBANK OF GEORGIA, N.A. (the "Lender") at the offices of the Agent (as hereinafter defined) located at 600 Peachtree Street, Atlanta, Georgia 30308 or at such other place within the United States of America as shall be designated from time to time by the Agent, the principal sum of _____________________________ ($_________) in lawful money of the
    United States of America in federal or other immediately available funds in thirty-five (35) equal consecutive monthly installments on successive Installment Payment Dates of $___________ each, and one final installment on the Term Loan Termination Date in the amount of the then unpaid balance of such Term Loan B to such Borrower.

    The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Term Note B for each day from the date disbursed until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Term Note B or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

      For the purpose of this Term Note B:

    "Agent" means NationsBank of Georgia, N.A., a national banking association, and any successor agent appointed pursuant to
    Section 14.9 of the Loan Agreement.

    "Loan Agreement" means the Loan and Security Agreement, dated as of April 21, 1995, between the Borrower, the other Borrowers, the financial institutions party thereto from time to time (the "Lenders") and the Agent, as agent for the Lenders, as the same may be amended, modified, supplemented or restated from time to time.

      "Term Loan Termination Date" means April 21, 1998.

    Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

    The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

    This Term Note B is one of the Term Note B's under, and is entitled to the benefits of, the Loan Agreement, which, among other things, contains provisions with respect to security for the Indebtedness evidenced hereby and the acceleration of the maturity and prepayments of the principal of this Term Note B prior to maturity, all upon the terms and conditions specified therein.

    This Term Note B shall be governed by and construed in accordance with the laws of the State of Georgia.



      [NAME OF BORROWER]

      By:

      Name:

      Title:
    III.   (CORPORATE SEAL)
    Attest:

    By:

       Name:

    A.   EXHIBIT B-3
      FORM OF

      TERM NOTE C
    $ 2,000,000.00                                   Atlanta, Georgia
                                                 As of April 21, 1995


    FOR VALUE RECEIVED, the undersigned, WHEELED COACH INDUSTRIES, INC., a Florida corporation (the "Borrower"), hereby unconditionally promises to pay to the order of NATIONSBANK OF GEORGIA, N.A. (the "Lender") at the offices of the Agent (as hereinafter defined) located at 600 Peachtree Street, Atlanta, Georgia 30308 or at such other place within the United States of America as shall be designated from time to time by the Agent, the principal sum of TWO MILLION DOLLARS ($2,000,000.00) in lawful money of the United States of America in federal or other immediately available funds in one (1) single payment on the Termination Date as defined in the Loan Agreement.

    The Borrower also unconditionally promises to pay interest on the unpaid principal amount of this Term Note C for each day from the date disbursed until such principal amount is paid in full at the rates per annum and on the dates specified in the Loan Agreement applicable from time to time in accordance with the provisions thereof. Nothing contained in this Term Note C or in the Loan Agreement shall be deemed to establish or require the payment of a rate of interest in excess of the maximum rate permitted by any Applicable Law. In the event that any rate of interest required to be paid hereunder exceeds the maximum rate permitted by Applicable Law, the provisions of the Loan Agreement relating to the payment of interest under such circumstances shall control.

      For the purpose of this Term Note C:

    "Agent" means NationsBank of Georgia, N.A., a national banking association, and any successor agent appointed pursuant to
    Section 14.9 of the Loan Agreement.

    "Loan Agreement" means the Loan and Security Agreement, dated as of April 21, 1995, between the Borrower, the other Borrowers, the financial institutions party thereto from time to time (the "Lenders") and the Agent, as agent for the Lenders, as the same may be amended, modified, supplemented or restated from time to time.

    "Termination Date" means April 21, 1998, such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of Section 2.5 of the Loan Agreement.

    Reference is made to the Loan Agreement for the definition of other terms used in this Term Note C.

    Presentment for payment, demand, protest and notice of demand, notice of dishonor and notice of non-payment and all other notices are hereby waived by the Borrower.

    The Borrower hereby agrees to pay on demand all costs and expenses incurred in collecting the Secured Obligations hereunder or in enforcing or attempting to enforce any of the Lender's rights hereunder, including, but not limited to, reasonable attorneys' fees and expenses if collected by or through an attorney, whether or not suit is filed.

    This Term Note C is one of the Term Notes C under, and is entitled to the benefits of, the Loan Agreement, which, among other things, contains provisions with respect to security for the Indebtedness evidenced hereby and the acceleration of the maturity and prepayments of the principal of this Term Note C prior to maturity, all upon the terms and conditions specified therein.

    This Term Note C shall be governed by and construed in accordance with the laws of the State of Georgia.


    WHEELED COACH INDUSTRIES, INC.

      By:

      Name:

      Title:
    IV.   (CORPORATE SEAL)
    Attest:

    By:

      Name:

    A.   EXHIBIT D
      FORM OF

      OPINION OF COUNSEL FOR BORROWER AND GUARANTORS



      [Letterhead of Blackwell Sanders Matheny Weary & Lombardi, L.C.]

      ___________, 1995

    NationsBank of Georgia, N.A.
    600 Peachtree Street, N.E.
    Atlanta, Georgia  30308

           Re:  Collins Industries, Inc. and Subsidiaries

    Ladies and Gentlemen:

    We have acted as counsel to [name and state of incorporation of each Borrower] (individually a "Borrower" and collectively the "Borrowers"), and [name and state of incorporation of each Guarantor], (individually a "Guarantor" and collectively the "Guarantors") in connection with the negotiation, execution and delivery of the following (referred to herein collectively as the "Loan Documents"):

             (i) the Loan and Security Agreement, dated as of __________ __, 1995, (the "Loan Agreement") among the Borrowers, NationsBank of Georgia, N.A., as the sole initial lender (the "Lender"), and NationsBank of Georgia, N.A., as agent for the persons who are Lenders from time to time (the "Agent");
             (ii)      the Revolving Credit Note;
             (iii)     the Term Notes;
             (iv)      the Mortgages;
             (v)       the Guaranty Agreement;
             (vi)      the Guarantor Security Agreement;
             (vii)     the Trademark Assignments,
             (viii)    the Patent Assignments,
             (ix)      the Financing Statements; and
             (x)       the other Loan Documents.

    This opinion is furnished to you pursuant to Section 5.1(19) of the Loan Agreement. Terms used in this opinion letter, unless otherwise defined, are used herein as defined in the Loan
    Agreement.

    For the purposes of giving this opinion, we have examined executed copies of each of the Loan Documents, the Articles of Incorporation and Bylaws of each Borrower and each Guarantor, certificates of existence and good standing certificates, and such other documents and records, and have made such inquiries, as we have considered necessary.

    In rendering the opinion set forth in paragraphs 6, 7 and 8 below, we have further assumed with respect to the Collateral that (a) None of the Collateral consists or will consist of consumer goods, farm products, crops, timber, minerals and the like (including oil and gas) or accounts resulting from the sale thereof, beneficial interests in a trust or a decedent's estate, or letters of credit.

    In giving this opinion we are not passing on any matters under the laws of any jurisdiction other than the laws of the United States of America, and the States of Kansas, Missouri, Texas, Florida and Alabama (the "States"). As to matters of [name of states] law, we have relied on the opinions of [names of counsel] attached hereto and believe that you and we are justified in relying on such opinions.

    We have assumed the due authorization, execution and delivery of the Loan Documents by each party thereto other than the Borrowers and the Guarantors. We have also assumed the genuineness of all signatures and the authenticity of all documents submitted to us as originals, and the conformity to the authentic originals of all documents submitted to us as certified or photostatic copies. We have relied on certificates or telegraphic communications from public officials as to the corporate good standing of the Borrowers and the Guarantors.

      Based upon the foregoing we are of the opinion that:

    2. Each Borrower and each Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, has the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in the respective states set forth on
    Schedule I hereto and in each other jurisdiction in which the failure so to qualify or be authorized could reasonably be expected to have a Material Adverse Effect on such Borrower or Guarantor.

    3. Each Borrower and each Guarantor has the right and power, and has taken all necessary action to authorize it to execute, deliver and perform each of the Loan Documents to which it is a party, in accordance with their respective terms, and, in the case of the Borrowers, to borrow thereunder. Each of the Loan Documents to which it is a party has been duly executed and delivered by the duly authorized officers of each Borrower and each Guarantor, as the case may be, and each such Loan Document is a legal, valid and binding obligation of such Borrower or Guarantor, as the case may be, enforceable against such Borrower and such Guarantor in accordance with its respective terms, subject to general equitable principles applicable to the remedy of specific performance and to applicable bankruptcy, insolvency, reorganization and other similar laws affecting the enforcement of creditors' rights generally.

    4. The execution, delivery and performance of the Loan Documents in accordance with their respective terms by each Borrower and each Guarantor which is a party thereto and the borrowings under the Loan Agreement by each Borrower do not and will not, by the passage of time, the giving of notice or otherwise,

         (a) require any governmental approval or violate any applicable law relating to such Borrower or such Guarantor,

         (b) conflict with, result in a breach of or constitute a default under (1) the Articles of Incorporation or Bylaws of such Borrower or such Guarantor, or (2) any governmental approval applicable to such Borrower or to such Guarantor, or (3) to the best of our knowledge after due inquiry, any indenture, agreement or other instrument to which such Borrower or such Guarantor is a party or by which such Borrower or such Guarantor or its property may be bound, or

         (c) to the best of our knowledge, after due inquiry, result in or require the creation of or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower or such Guarantor, other than the Security Interest and Liens on the Real Estate and the Guarantor Collateral in favor of the Agent for the benefit of the Lenders created under the Loan Documents.

    5. No provision of any law, rule or regulation, and no decision or order of any court or other tribunal, of the States would in any way limit the Lender's right to bring any action or proceeding in any court of general jurisdiction in such state to enforce its rights under the Loan Documents.

    6. To the best of our knowledge, after due inquiry, there are no actions, suits or proceedings pending against or in any other way relating adversely to or affecting any Borrower or any Guarantor or any of their respective properties in any court or before any arbitrator of any kind or before or by any governmental body.

    7. The Loan Agreement creates a valid security interest (the "Borrower Security Interest") in the Collateral to the extent that the Collateral consists of:

         (a) documents and instruments (each as defined in Article 9 of the UCC),
         (b) inventory and equipment (each as defined in Article 9 of the UCC) and such inventory and equipment is located in the States (and it is not understood by the Borrowers and the Agent that such Collateral will be kept in another jurisdiction),
         (c) general intangibles and accounts (each as defined in Article 9 of the UCC), and
         (d) proceeds (as defined in Article 9 of the UCC) of such documents, instruments, inventory, equipment, general intangibles and accounts

    (collectively, excluding documents and instruments and proceeds thereof, the "Borrower UCC Collateral"), in each case in favor of the Agent for the benefit of the Lenders as security for the payment of the Secured Obligations.

    8. The Guarantor Security Agreement creates a valid security interest (the "Guarantor Security Interest") in the Guarantor Collateral to the extent that the Guarantor Collateral consists of:

         (a) documents and instruments (each as defined in Article 9 of the UCC),
         (b) inventory and equipment (each as defined in Article 9 of the UCC) and such inventory and equipment is located in the States (and it is not understood by the Guarantors and the Agent that such Guarantor Collateral will be kept in another jurisdiction),
         (c) general intangibles and accounts (each as defined in Article 9 of the UCC), and
         (d) proceeds (as defined in Article 9 of the UCC) of such documents, instruments, inventory, equipment, general intangibles and accounts

    (collectively, excluding documents and instruments and proceeds thereof, the "Guarantor UCC Collateral"), in each case in favor of the Agent for the benefit of the Lenders as security for the payment of the Guarantor Obligations.

    9. The Financing Statements are in appropriate form for filing pursuant to Article 9 of the UCC and when filed in the records described in Schedule II hereto will result in the perfection of the Borrower Security Interest in the Borrower UCC Collateral and the Guarantor Security Interest in the Guarantor UCC Collateral (collectively the "UCC Collateral"), except as follows:

          (a) in the case of proceeds, continuation of perfection of the Security Interest therein is limited as set forth in 9-306 of the UCC;
          (b) as to all UCC Collateral, Article 9 of the UCC requires the filing of continuation statements within six months prior to the expiration of each consecutive five-year period beginning on the date of filing of the Financing Statements in order to maintain the effectiveness of such filings;
          (c) in the case of property that becomes UCC Collateral after the date hereof, Section 552 of the Bankruptcy Code (Title
    11, United States Code) limits the extent to which property acquired by a debtor after the commencement of a case under the Federal Bankruptcy Code may be subject to a security interest arising under a security agreement entered into by the debtor before the commencement of such case; and
          (d) the Security Interest in UCC Collateral consisting of motor vehicles, including [ambulances, buses and vans], for which a certificate of title has been issued by the [motor vehicle division] of the State is perfected by [describe requirements for perfection of security interests in motor vehicles].

    We call to your attention that the perfection of the Borrower Security Interest and the Guarantor Security Interest in the UCC Collateral referred to above will be terminated (i) as to any UCC Collateral acquired by a Borrower or a Guarantor more than four months after such Borrower or Guarantor so changes its name, identity or corporate structure so as to make the Financing Statements seriously misleading, unless new appropriate financing statements indicating the new name, identity or corporate structure of such Borrower or Guarantor are properly filed before the expiration of such four months and (ii) as to any UCC Collateral consisting of accounts or general intangibles (as defined in Article 9 of the UCC), four months after a Borrower or Guarantor changes its chief executive office to a new jurisdiction outside the States, unless such security interest is perfected in such new jurisdiction before the expiration of such four months (or, if earlier, when perfection under the laws of the State would have ceased as set forth in subparagraph (b) above).

    10. Each Mortgage is in proper form for recordation in the recording office set forth with respect to such Mortgage on
    Schedule II hereto (the "Recording Office"), so as to (a) be accepted for recording in each such Recording Office and (b) upon such recordation (and payment of related mortgage taxes, stamp taxes and/or recording fees, if any), (i) convey a valid lien on the real property described therein (the "Mortgaged Real Estate"), (ii) create a valid security interest in the goods, including fixtures (as such terms are defined in the UCC) described therein and located on the Mortgaged Real Estate and the documents, instruments, general intangibles and accounts (as each such term is defined in the UCC) described therein (such goods and other personal property, the "Related Personalty") and
    (iii) be cross-indexed as a fixture filing to the UCC records of the Recording Office of such county. Each Mortgage contains provisions that are sufficient to make available to the Agent for the benefit of the Lenders remedies typically afforded to holders of commercial mortgages, deeds to secure debt or deeds of trust in the State in which it is recorded and the provisions of each Mortgage relating to such remedies are in accordance with all requirements of the laws of such State.

    11. The recording of each Mortgage with the offices referred to in paragraph 9 above and the filing of the Financing Statements with the offices referred to in paragraphs 8 and 9 above (and the payment of related mortgage taxes, stamp taxes and/or recording fees, if any), are the only actions, recordings or filings in the States necessary to publish notice and protect the validity of and to establish of record the lien on the Mortgaged Real Estate and the security interest in the Related Personalty and the Borrower Security Interest and the Guarantor Security Interest in the States, except as set forth in paragraph 8 above. Other than the recordation and filings (and payment of taxes and recording fees, if any) referred to in this opinion letter, and any required notices, filings or compliance with procedural requirements in connection with the commencement or prosecution of any foreclosure or other realization on, whether in a judicial proceeding or otherwise, any of the Mortgaged Real Estate, the Related Personalty or the UCC Collateral, no filing or recording in the States is required as a condition to the validity or enforceability of any of the Loan Documents or the exercise by the Agent of its rights thereunder for the benefit of the Lenders.

    12. The offices described in Schedule II hereto are the only offices in the States in which notices of Liens affecting the Borrowers or the Guarantors, the UCC Collateral, the Mortgaged Real Estate or the Related Personalty must be filed to publish notice thereof.

    13. The priority of the liens on the Mortgaged Real Estate created by the Mortgages with respect to any extension of credit pursuant to the Loan Agreement which is expressly contemplated by the terms of the Loan Agreement as in effect on the date hereof 0(each, a "Further Advance") made or deemed to have been made after the date of the first extension of credit under the Loan Agreement purported to be secured by the Mortgage, will be the same as the priority applicable to such first extension of credit, and such priority will not be affected by the rights in and to the Mortgaged Real Estate of any third party whose interest in the Mortgaged Real Estate attached thereto after the date of such first extension of credit but prior to the date of such Further Advance.

    14. The priority of the liens created by the Mortgages will not be affected by (a) any partial prepayment of the Loans,
    (b) any prepayment in full of the Revolving Credit Loan so long as the Revolving Credit Facility remains in effect or c any change in the rate of interest payable by the Borrowers expressly contemplated by the provisions of the Loan Agreement.

    15. Except for nominal filing and recording fees, no taxes, including, but not limited to, transfer taxes, intangible or documentary stamp taxes or sales and use taxes, shall be payable in the States on account of the execution or delivery of the Loan Documents, the execution or recording of any document, instrument, agreement or certificate evidencing any security interest granted in favor of the Agent for the benefit of the Lenders in connection therewith, or the performance by the Borrowers of their respective obligations thereunder other than [insert type and amount of tax as appropriate].

    The foregoing opinions are subject to the qualifications that we express no opinion as to:

        (i) any Borrower's or any Guarantor's rights in or title to any property, including, without being limited to, any UCC Collateral; the Related Personalty or Mortgaged Real Estate; or
        (ii) the validity or perfection of any security interest of the Agent for the benefit of the Lenders as it relates to (A) any interest in or claim in or under any policy of insurance, except a claim to proceeds payable by reason of loss or damage under insurance policies maintained by each Borrower and each Guarantor with respect to equipment and inventory as required by and in compliance with the Loan Documents, (B) a lien given by statute or a right represented by a judgment, other than a judgment taken on a right to payment which was collateral, c a claim for wages, salary, or other compensation of an employee, (D) any right of setoff, (E) any claim arising out of tort.

    We assume no responsibility to update this opinion letter for any change in applicable law of States occurring after the date hereof. This opinion letter is provided to you for the exclusive use of you as Agent and each Lender under the Loan Agreement solely in connection with the transactions contemplated by the Loan Documents, and may not be relied upon by any other person or for any other purpose without our prior written consent.

    Very truly yours,

    (a)  BLACKWELL SANDERS MATHENY
           WEARY & LOMBARDI, L.C.

    B. EXHIBIT E
    1.   FORM OF
    (a)  ASSIGNMENT AND ACCEPTANCE
         _______________________, Assignee
    (i)  Dated ____________ ___, 199__
    Reference is made to the Loan and Security Agreement dated as of April 18, 1995, as amended (the "Loan Agreement"), among COLLINS INDUSTRIES, INC., a Missouri corporation, COLLINS BUS CORPORATION, a Kansas corporation, WHEELED COACH INDUSTRIES, INC., a Florida corporation, CAPACITY OF TEXAS, INC., a Texas corporation, MOBILE-TECH CORPORATION, a Kansas corporation, TRANSI-CORP., an Alabama corporation, WORLD TRANS, INC., a Kansas corporation, (the "Borrowers"), the financial institutions party thereto from time to time (the Lenders) and NATIONSBANK OF GEORGIA, N.A., as agent for the Lenders (the "Agent"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein as therein defined.

    (the "Assignor") and (the "Assignee") agree as follows:

      1.  The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to such of the Assignor's rights and obligations as a Lender under the Loan Agreement as of the Effective Date (as hereinafter defined) as represent a _____% interest in and to all of the outstanding rights and obligations of the Lenders thereunder as of the Effective Date (including, without limitation, such percentage interest in the Loans owing to the Lenders outstanding on the Effective Date, together with such percentage interest in all unpaid interest and such percentage interest in the Notes). The Assignee shall have no interest in any interest that is payable with respect to a period prior to the Effective Date.
      2.  The Assignor (i) represents that as of the date hereof,
          (A) its Commitment with respect to Revolving Credit Loans under the Loan Agreement is $____________ and the outstanding balance of its Revolving Credit Loans is $____________ (in each case unreduced by any assignments thereof which have not yet become effective), and (B) the principal amount outstanding to it under Term Loan A is $______, under Term Loan B is $_____ and Term Loan C is $_____; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim, lien or encumbrance; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers, the performance or observance by the Borrowers of any of their respective obligations under the Loan Agreement or any other instrument or document furnished pursuant thereto.
      3.  The Assignee (i) represents and warrants that it is
          legally authorized to enter into this Assignment and Acceptance; (ii) confirms that it has received a copy of the Loan Agreement, together with copies of the most recent financial statements delivered pursuant to Section 10.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance;
          (iii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Agreement; (iv) confirms that it is an Eligible Assignee;
          (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Agreement as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender; (vii) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; (viii) agrees that it will keep confidential all information with respect to the Borrowers furnished to it by the Borrowers, except where required or requested by governmental or regulatory authorities, or the Assignor (other than information generally available to the public or otherwise available to the Assignor on a nonconfidential basis); (ix) agrees and covenants that the lesser of (A) $_________ and (B) the aggregate outstanding principal amount of the Revolving Credit Loans assigned to the Assignee hereby shall not be assigned, participated or otherwise transferred by the Assignee to any other assignee; and (x) represents and warrants that it is organized under the laws of a jurisdiction in the United States of America.
      4.  The effective date for this Assignment and Acceptance
          shall be ____________ ___, 199__ (the "Effective Date").
          Following the execution of this Assignment and Acceptance, it will be delivered to the Agent for acceptance and recording by the Agent.
      5. Upon such acceptance and recording, from and after the Effective Date, (i) the Assignee shall be a party to the Loan Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Lender thereunder, and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Loan Agreement.
      6. Upon such acceptance and recording, from and after the Effective Date, the Agent shall make all payments in respect of the interest assigned hereby (including payments of principal, interest, fees and other amounts) to the
          Assignee.   Assignor and Assignee shall make all appropriate
          adjustments in payments for periods prior to the Effective Date by the Agent or with respect to the making of this Assignment and Acceptance directly between themselves.
      7. This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Georgia, without reference to any provision which would render such choice of law invalid.

    (a)  ASSIGNOR:


      By:

      Name:

      Title:

    (b)  ASSIGNEE:

      By:

      Name:

      Title:

      Address:



    Accepted this ____ day of
    ____________, 199__.

    ___________________________, as Agent

    By:

      Name:

      Title:

    C.EXHIBIT F

    1.   FORM OF
    (a)  SETTLEMENT REPORT
    Pursuant to Section 4.8 of the Loan and Security Agreement dated as of April __, 1995 (the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined) among Collins Industries, Inc., Collins Bus Corporation, Wheeled Coach Industries, Inc., Capacity of Texas, Inc., Mobile-Tech Corporation, Transi-Corp., World Trans, Inc., (the "Borrowers"), the financial institutions party thereto from time to time (the "Lenders"), Nationsbank of Georgia, N.A., as agent for the Lenders (the "Agent"), the Agent hereby delivers this Report to the Lenders for the ______________ ___, [199__/20__] Settlement Date.

    2.        Principal amount of Revolving
         Credit Loans outstanding as of
         Settlement Date (before settlement)

              (a)    NationsBank            $__________________
              (b)    [Lender]               $__________________
              (c)    Total                  $__________________

    3.        Principal amount of Revolving
         Credit Loans outstanding as of
         next preceding Settlement Date
         (after settlement on such date)

              (a)    NationsBank            $__________________
              (b)    [Lender]               $__________________
              (c)    Total                  $__________________

    4.        Commitment Amount
         of each Lender (line 1(e) x
         Commitment Percentage)

              (a)    NationsBank            $__________________
              (b)    [Lender]               $__________________

    5.        Excess (shortfall) of each
         Lender's Commitment
         Amount over its outstanding

              (a)    NationsBank (line
           3(a) - line 1(a))        $__________________
              (b)    [Lender] (line
           3(b) - line 1(b))        $__________________

    6.        Aggregate Amount of Letter
         of Credit Obligations
         outstanding on Settlement
           Date $__________________

     7. Each Lender for which an excess (a positive dollar amount) is shown in item 4 shall pay an amount equal to such excess to the Agent pursuant to the wire transfer instructions set forth below, for payment by the Agent to each Lender for which a shortfall (a negative dollar amount) is shown in item 4 to the extent of such shortfall.

    (i)  Wire Transfer Instructions:
         NationsBank of Georgia, N.A.
         _____________________________
         _____________________________
         _____________________________



    (a)  NATIONSBANK OF GEORGIA, N.A.
         as Agent

         By:

         Name:

         Title:

    D.EXHIBIT G

    1.   FORM OF
    (a)  QUARTERLY COMPLIANCE CERTIFICATE

    The undersigned, Larry Sayer, the Chief Financial Officer of Collins Industries, Inc., hereby certifies to the Agent and the Lenders, under and as defined in Section 10.3 of the Loan and
    Security Agreement dated as of                   __, 1995, to
    which Collins Industries, Inc., among others, is a party, in accordance with the provisions of Section 10.3 of the Loan Agreement, that:

       1.   As of _____________________ [date of last day of
            accounting quarter or fiscal year], the Borrowers were/were not in compliance with the covenants set forth in Sections 11.1, 11.2, 11.6, 11.11 and 11.12 of the Loan Agreement, as
            detailed on the worksheet attached; and
       2. Based on an examination sufficient to enable him to make an informed statement, no Default or Event of Default exists as of the date hereof [other than:1/].

    IN WITNESS WHEREOF, the undersigned has executed and delivered
    this Certificate as of                   __, 199__.


    Chief Financial Officer

[FN]
(See accompanying notes)

    (i)SCHEDULE 1.1
    (a)ACCEPTABLE CHASSIS MANUFACTURERS

    1.    Ford Motor Company
    2.    General Motors
    3.    Chrysler Corporation
    4.    Freightliner
    5.    Navistar
    6.    Spartan
    7.    Oshkosh

    (ii)SCHEDULE 1.1A
    (a)REFINANCED INDEBTEDNESS

                         Creditor                        Amount

    1.  Massachusetts Mutual Life Insurance Company   $ 12,775,000
        1295 State Street
        Springfield, MA  01111

        Guaranteed Senior Notes Due February 1, 2002

    2. Northwestern National Life Insurance Company $ 4,562,500 c/o Washington Square Capital, Inc.
        100 Washington Square, Suite 800
        Minneapolis, MN  55401-2147

        Guaranteed Senior Notes Due February 1, 2002

    3.  The North Atlantic Life Insurance Co.         $    912,500
          of America
        c/o Washington Square Capital, Inc.
        100 Washington Square, Suite 800
        Minneapolis, MN  55401-2147

        Guaranteed Senior Notes Due February 1, 2002

    4.  Ford Motor Credit Company                     $  3,871,402

        Ford Motor Credit Company
        7570 W. 21st Street, Bldg. 1038
        P.O. Box 7709
        Wichita, KS  67277-7709

        Ford Motor Credit Company
        2600 Lake Lucien Drive, Suite 306
        Maitland, FL  32751-7235

        Floor Plan Financing Notes

    5.  General Motors Acceptance Corporation         $    719,000

        General Motors Acceptance Corporation
        8100 East 22nd Street North, Suite 23
        Wichita, KS  67201

        General Motors Acceptance Corporation
        3444 McCrory Place, Suite 200
        Orlando, FL  32814

        Floor Plan Financing Notes

            SCHEDULE 1.1B

    (b)PERMITTED INVESTMENTS

    1. Real Estate Lien Note dated June 11, 1993, with Michael W. Sollars and Cheryl J. Hewett-Sollars, as Makers, and Collins Industries, Inc., as Seller, in the principal amount of $225,000 for land and building in Harrison County, Texas.
    2.    Investments in Subsidiaries as of the Effective Date.
    3.    Intercompany loans among the Borrowers.
    4. Lease of property located on 11th Street in Hutchinson, Kansas to Alcoa.

    (iii)SCHEDULE 1.1C
    (a)PERMITTED LIENS

     1. $1,750,000 Industrial Revenue Bonds, Series 1984A, issued by the City of South Hutchinson, Kansas.
     2. $3,500,000 Industrial Revenue Bonds, Series 1979, issued by the City of Hutchinson, Kansas.
     3. $1,250,000 Industrial Revenue Bonds, Series 1989A, issued by the City of Newton, Kansas.
     4.   $1,250,000 Commercial Deed of Trust, Security
          Agreement, Assignment of Leases and Rents, and Fixture Filing dated September 30,1 991, in favor of MetLife Capital Corporation, as Beneficiary.
     5.   $120,000 Floor Plan Loan from Chrysler Credit
          Corporation.
     6. Liens in favor of Ford Motor Credit Corporation on chassis produced by Ford Motor Company, so long as such Liens are released as to any chassis included in Eligible Chassis Inventory.

    i)SCHEDULE 1.1(D)
    a)SECOND MORTGAGE REAL ESTATE

      415 West Sixth, South Hutchinson, Kansas

      1401 South Spencer Avenue, Newton, Kansas

      Hutchinson Air Base Industrial Tract

    SCHEDULE 6.1(a)

    QUALIFICATION

    Corporation                       State of Foreign Qualification

    Collins Industries, Inc.                          Kansas
    Transi-Corp.                                      Kansas
    Wheeled Coach Industries, Inc.                    Kansas

    SCHEDULE 6.1(b)
    (b)CAPITALIZATION

    Name of Shareholder                               Percent Owned

    Don L. Collins                                    15.49%1/1/

    Dimensional Fund Advisors, Inc.                          7.26%1/

    Donald Lynn Collins                                6.00%1/2/

    Collins Industries, Inc. Tax Deferred
    Savings Plan and Trust                               5.78%2/

[FN]
(See accompanying notes)


    SCHEDULE 6.1c
    b)SUBSIDIARIES; OWNERSHIP OF STOCK

                                          % Shares Owned
                                          By Borrower or
    Name/Address of       State of        Subsidiary/      Consolidated
    Subsidiary            Incorporation   Name of Parent   Subsidiary

    Wheeled Coach         Florida         (100%)/Collins   Yes
    Industries, Inc.                      Industries
    2778 North Forsyth
    Road
    Winter Park, Florida
    32792
    and
    Hutchinson Air Base
    Industrial
    Tract (HABIT)
    Route #2
    Hutchinson, Kansas
    67505

    Collins Bus           Kansas          (100%)/Collins   Yes
    Corporation                           Industries
    415 West Sixth
    South Hutchinson,
    Kansas  67505

    Mobile-Tech           Kansas          (100%)/Collins   Yes
    Corporation                           Industries
    Hutchinson Air Base
    Industrial
    Tract (HABIT)
    Route #2
    Hutchinson, Kansas
    67505

    Capacity of Texas,    Texas           (100%)/Collins   Yes
    Inc.                                  Industries
    401 Capacity Drive
    Longview, Texas
    75604-5341

    World Trans, Inc.     Kansas          (100%)/Collins   Yes
    1401 S. Spencer                       Industries
    Newton, Kansas
    67114

    Collins Ambulance     Kansas          (100%)/Collins   Yes
    Corporation*                          Industries
    421 East 30th Avenue
    Hutchinson, Kansas
    67502

    Collins Financial     Kansas          (100%)/Collins   Yes
    Services*                             Industries
    421 East 30th Avenue
    Hutchinson, Kansas
    67502

    Global Captive        Kansas          (100%)/Collins   Yes
    Casualty & Surety                     Industries
    Company
    421 East 30th Avenue
    Hutchinson, Kansas
    67502

    Transi-Corp.          Alabama         (100%)/Capacity  Yes
    1401 S. Spencer                       of Texas
    Newton, Kansas
    67114

    Wheeled Coach         Florida         (99.9%)/Wheeled  Yes
    Enterprises, Inc.*                    Coach
    2778 North Forsyth                    Industries,
    Road                                  Inc.
    Winter Park, Florida
    32792
         * Inactive subsidiaries.


    SCHEDULE 6.1(e)
    (c)COMPLIANCE WITH LAWS

    1. Note Agreements dated January 29, 1993 between Collins Industries, Inc. and each of Massachusetts Mutual Life Insurance Company, Northwestern National Life Insurance Company and The North Atlantic Life Insurance Company of America (the "Senior Note Holders"), as amended, for $20,000,000 aggregate principal amount of Guaranteed Senior Notes due February 1, 2002 (the "Senior Notes"), which are to repaid in full on the Effective Date.


    SCHEDULE 6.1(f)

    BUSINESS

    Borrower                                 Business
    Collins Industries, Inc.            Holding company

    Collins Bus Corporation             Manufactures school buses;
                                        school bus part sales; school
                                        bus rental and leasing

    Wheeled Coach Industries, Inc.      Manufactures ambulances;
                                        medical supply sales for
                                        ambulances; ambulance part
                                        sales; ambulance rental and
                                        leasing

    Capacity of Texas, Inc.             Manufactures terminal trucks;
                                        truck part sales; terminal
                                        truck rental and leasing

    Mobile-Tech Corporation              Manufactures wheelchair lift
                                         devices, wheelchair restraint
                                         systems, and products for
                                         disabled persons; part sales

    Transi-Corp.                         Manufactures chassis; chassis
                                         part sales

    World Trans, Inc.                    Manufactures commercial
                                         buses; commercial bus part
                                         sales; commercial bus rental
                                         and leasing


     SCHEDULE 6.1(g)

     GOVERNMENTAL APPROVALS

     None

    SCHEDULE 6.1(h)

    TITLE TO PROPERTIES

    Not applicable

    SCHEDULE 6.1(i)

    LIENS

    NAME SEARCHED: AMBULANCE SALES AND SERVICE
    JURISDICTION:       TEXAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/4/95)

    Debtor:                     Wheeled Coach Industries, Inc.
                                DBA Ambulance Sales and Service
    Secured Party:              Ford Motor Credit  Company
    Collateral:                 Vehicles
    File Number:                150954
    Date Filed:                 8/2/93


    NAME SEARCHED:  CAPACITY OF TEXAS, INC.
    JURISDICTION:       TEXAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/4/95)

    Debtor:                      Capacity of Texas, Inc.
    Secured Party:               Ford Motor Credit Co.
    Collateral:                  Vehicles
    File Number:                 181394
    Date Filed:                  8/22/90

    Debtor:                      Capacity of Texas, Inc.
    Secured Party:               Metlife Capital Corporation
    Collateral:                  Real property & related
    File Number:                 39610
    Date Filed:                  3/2/92

    Debtor:                      Capacity of Texas, Inc.
    Secured Parties:             Massachusetts Mutual Life Insurance
                                   Company, et al
    Collateral:                  Blanket
    File Number:                 24204
    Date Filed:                  2/10/94


    NAME SEARCHED:  CLASSIC MANUFACTURING, INC.
    JURISDICTION:       KANSAS SECRETARY OF STATE

    FEDERAL TAX LIENS:  (through 1/6/95)

    Tax Payer:                   Classic Manufacturing, Inc.
    Kind of Tax:                 1120
    Tax Period Ended:            3/31/77
    Date of Assessment:          12/21/88
    Last Day for Refilling:      1/20/95

    Unpaid Balance:              $121,687.66


    NAME SEARCHED:  COLLINS BUS CORPORATION
    JURISDICTION:       KANSAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/6/95)

    Debtor:                      Collins Bus Corporation
    Secured Party:               General Motors Acceptance Corp.
    Collateral:                  Chassis and/or vehicles
    File Number:                 1379248
    Date Filed:                  11/2/88
    Amendment:                   1649511
    File Date:                   2/5/91
    Continuation:                1936888
    File Date:                   8/12/93
    Amendment:                   2053282
    File Date:                   8/19/94

    Debtor:                      Collins Bus Corporation
    Secured Party:               Clume Equipment Leasing Corp.
    Collateral:                  Office equipment
    File Number:                 1796603
    File Date:                   5/15/92

    Debtor:                      Collins Bus Corporation
    Secured Party:               ITT Commercial Finance Corp.
    Collateral:                  Blanket
    File Number:                 1801740
    File Date:                   6/3/92
    Amendment:                   1902614
    File Date:                   4/23/93

    Debtor:                      Collins Bus Corporation
    Secured Party:               Chrysler Corporation
    Collateral:                  Vehicles
    File Number:                 1918593
    File Date:                   6/10/93

    Debtor:                      Collins Bus Corporation
    Secured Party:               Ford Motor Credit Company
    Collateral:                  Vehicles
    File Number:                 1933727
    File Date:                   8/2/93
    Amendment:                   1938245
    File Date:                   8/17/93

    Debtor:                      Collins Bus Corporation
    Secured  Party:              Massachusetts  Mutual  Life  Insurance
                                 Company, et al
    Collateral:                  Blanket
    File Number:                 1992436

    File Date:                   2/10/94

    Debtor:                      Collins Bus Corporation
    Secured Party:               Clune Equipment Leasing Services, Inc.
    Collateral:                  Office equipment
    File Number:                 1997292
    File Date:                   [2/28/94]

    Debtor:                      Collins Bus Corporation
    Secured Party:               Danka Processing
    Collateral:                  Equipment
    File Number:                 2023351
    File Date:                   5/16/94

    Debtor:                      Collins Bus Corporation
    Secured Party:               General Motors Acceptance Corporation
    Collateral:                  Chassis and/or vehicles
    File Number:                 2053113
    File Date:                   8/19/94


    NAME SEARCHED:  COLLINS FINANCIAL SERVICES
    JURISDICTION:       KANSAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/6/95)
    Debtor:                      Collins Financial Services
    Secured Party:               First Interstate Bank of Texas, N.A.
    Collateral:                  Blanket
    File Number:                 1793556
    File Date:                   5/7/92

    Debtor:                      Collins Financial Services
    Secured Parties:             Massachusetts Mutual Life Insurance
                                  Company, et al
    Collateral:                  Blanket
    File Number:                 1992437
    File Date:                   2/10/94


    NAME SEARCHED:  COLLINS INDUSTRIES, INC.
    JURISDICTION:       KANSAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/6/95)
    Debtor:                      Collins Industries, Inc.
    Secured Party:               City of Hutchinson
    Collateral:                  Lease b/t Debtor and Secured Party
    File Number:                 508050
    File Date:                   10/1/79
    Continuation:                051510  (The  First  National  Bank  of
                                          Hutchinson - no assignment)
    File Date:                   8/31/84
    Continuation:                1458359
    File Date:                   6/27/89
    Continuation:                2042365
    File Date:                   7/14/94

    Debtor:                      Collins Industries, Inc.
    Secured Party:               Ford Motor Credit Company
    Collateral:                  Vehicles
    File Number:                 546507
    File Date:                   7/3/80
    Amendment:                   627993
    File Date:                   12/29/81
    Continuation:                0919351
    File Date:                   4/22/85
    Amendment:                   1300120
    File Date:                   3/18/88
    Amendment:                   1454194
    File Date:                   7/14/89
    Continuation:                1529571
    File Date:                   2/7/90
    Amendment:                   1521555
    File Date:                   6/12/90

    Debtor:                      Collins Industries, Inc.
    Secured Party:               General Motors Acceptance Corp.
    Collateral:                  Vehicles
    File Number:                 821798
    File Date:                   5/29/84
    Continuation:                1448315
    File Date:                   5/26/89
    Amendment:                   1649512
    File Date:                   2/5/91
    Continuation:                1968549
    File Date:                   11/10/93

    Debtor:                      Collins Industries, Inc.
    Secured Party:               Ford Motor Co.
    Collateral:                  Vehicles
    File Number:                 1519413
    File Date:                   6/8/90

    Debtor:                      Collins Industries, Inc.
    Secured Party:               Ford Motor Credit Company
    Collateral:                  Vehicles
    File Number:                 1575556
    File Date:                   7/21/90
    Amendment:                   1594881
    File Date:                   8/20/90
    Amendment:                   1769222
    File Date:                   2/26/92
    Amendment:                   1806498
    File Date:                   6/17/92
    Amendment:                   1858450
    File Date:                   12/4/92

    Debtor:                      Collins Industries, Inc.
    Secured Party:               Clune Equipment Leasing
    Collateral:                  Equipment
    File Number:                 1801224
    File Date:                   6/1/92

    Debtor:                      Collins Industries, Inc.
    Secured  Party:              Massachusetts  Mutual  Life  Insurance
                                   Company, et al
    Collateral:                  Blanket
    File Number:                 1992434
    File Date:                   2/10/94


    JURISDICTION:       MISSOURI SECRETARY OF STATE

    UCC FILINGS:        (through 12/30/94)

    Debtor:                      Collins Industries, Inc.
    Secured Parties:             Massachusetts Mutual Life Insurance
                                   Company, et al
    Collateral:                  Blanket
    File Number:                 2366482
    Date Filed:                  2/10/94


    NAME SEARCHED:  GLOBAL CAPTIVE CASUALTY & SURETY
    JURISDICTION:       KANSAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/6/95)

    Debtor:                      Global Captive Casualty & Surety Company
    Secured  Party:              Massachusetts Mutual Life Insurance
                                   Company, et al
    Collateral:                  Blanket
    File Number:                 1992432
    Date Filed:                  2/10/94


    MOBILE-TECH CORPORATION
    JURISDICTION:       SECRETARY OF STATE KANSAS

    UCC FILINGS:        (through 1/6/95)

    Debtor:                      Mobile-Tech Corp.
    Secured Party:               Business Systems Leasing
    Collateral:                  Equipment
    File Number:                 1788749
    File Date:                   4/23/92

    Debtor:                      Mobile-Tech Corporation
    Secured  Party:              Massachusetts Mutual Life Insurance
                                   Company
    Collateral:                  Blanket
    File Number:             1992433
    File Date:               2/10/94


    NAME SEARCHED:  TRANSI-CORP.
    JURISDICTION:       ALABAMA SECRETARY OF STATE

    UCC FILINGS:        (through 1/11/95)

    Debtor:                      Transi-Corp.
    Secured  Party:              Massachusetts  Mutual  Life  Insurance
                                   Company, et al
    Collateral:                  Blanket
    File Number:                 94-04617
    Date Filed:                  2/10/94


    NAME SEARCHED:  WHEELED COACH INDUSTRIES, INC.
    JURISDICTION             FLORIDA SECRETARY OF STATE

    UCC FILINGS:        (through 1/4/95)

    Debtor:                      Wheeled Coach Industries, Inc.
    Lessor:                      Yale Financial Services Trust
    Assignee:                    General Electric Capital Corp.
    Collateral:                  Leased equipment
    File Number:                 38355
    File Date:                   2/10/89
    Continuation:                19935
    File Date:                   1/28/94

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               General Motors Acceptance Corporation
    Collateral:                  Chassis and/or vehicles
    File Number:                 138969
    File Date:                   5/22/89
    Amendment:                   215111
    File Date:                   10/18/93
    Continuation:                23042
    File Date:                   2/2/94

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               Ford Motor Credit Company
    Collateral:                  Vehicles
    File Number:                 164353
    File Date:                   1/28/90
    Amendment:                   231553
    File Date:                   10/25/91
    Amendment:                   166081
    File Date:                   8/9/93
    Continuation:                260385
    File Date:                   12/28/94

    Debtor:                      Wheeled Coach
    Secured Party:               Ford Motor Credit Company
    Collateral:                  Vehicles
    File Number:                 164353
    File Date:                   1/28/90

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               Ford Motor Credit Company
    Collateral:                  Vehicles
    File Number:                 164354
    File Date:                   6/27/90
    Amendment:                   231554
    File Date:                   10/28/91
    Amendment:                   166092
    File Date:                   8/9/93
    Continuation:                260384
    File Date:                   10/28/94

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               IBM Credit Corporation
    Collateral:                  Equipment
    File Number:                 233813
    File Date:                   11/16/92

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured  Party:              Massachusetts Mutual Life Insurance
                                 Company, et al
    Collateral:                  Blanket
    File Number:                 29882
    File Date:                   2/11/94

    JURISDICTION:       KANSAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/6/95)

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               Business Systems Leasing
    Collateral:                  Equipment
    File Number:                 1860083
    File Date:                   12/11/92

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               Business Systems Leasing
    Collateral:                  Equipment
    File Number:                 925405
    File Date:                   7/2/93

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               Ford Motor Credit Company
    Collateral:                  Vehicles
    File Number:                 1933728
    File Date:                   8/2/93

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured  Party:              Massachusetts Mutual Life Insurance
                                 Company, et al
    Collateral:                  Blanket
    File Number:                 1992435
    File Date:                   2/10/94

    Debtor:                      Wheeled Coach Industries, Inc.
    Secured Party:               General Motors Acceptance Corporation
    Collateral:                  Vehicles
    File Number:                 2066226
    File Date:               10/3/94


    NAME SEARCHED:  WORLD TRANS, INC.
    JURISDICTION             KANSAS SECRETARY OF STATE

    UCC FILINGS:        (through 1/6/95)

    Debtor:                      Collins Industries, Inc/World Trans
    Secured Party:               Ford Motor Co.
    Collateral:                  Vehicles
    File Number:                 1519413
    File Date:                   6/8/90




    SCHEDULE 6.1(j)
    b)INDEBTEDNESS AND GUARANTEES


    Indebtedness:

    Creditor                                    Amount

    1.   Ford Motor Credit                  $  3,871,402.95

    2.   GMAC                               $    719,000.00

    3.   The Senior Notes                   $ 18,250,000.00

    4.   Chrysler                           $    120,000.00


    Guaranties:
    1. Note Guarantees of each Subsidiary other than Wheeled Coach Enterprises, Inc. under the Note Agreement for the Senior Notes issued to the Senior Noteholders
    2. Guaranty Agreement dated October 1, 1989, between Collins Industries, Inc. and First National Bank of Hutchinson, guaranteeing payment of the $1,250,000 Series 1989A Industrial Revenue Bonds issued by the City of Newton, Kansas
    3. Guaranty Agreement dated September 1, 1979 between Collins Industries, Inc. and First National Bank of Hutchinson, guaranteeing payment of the $3,500,000 Series 1979 Industrial Revenue Bonds issued by the City of Hutchinson, Kansas
    4. Guaranty Agreement dated August 1, 1984 between Collins Industries, Inc. and Union National Bank of Wichita, guaranteeing payment of the $1,750,000 Series 1984A Industrial Revenue Bonds issued by the City of South Hutchinson, Kansas
    5. Guaranty of Vendor by Collins Industries, Inc. in favor of ITT Commercial Finance
    6. Residual Guaranties by Collins Bus Corporation and Collins Industries, Inc. in favor of Rock Island Bank
    7. Guaranty by Collins Industries, Inc. of $250,000 Letter of Credit issued to Global Captive Casualty & Surety Company by the First State Bank of Junction City, Kansas




    SCHEDULE 6.1(k)

    LITIGATION

    None






    SCHEDULE 6.1(l)

    TAX MATTERS

    As disclosed in Schedule 6.1(i), a federal tax lien for unpaid tax in the amount of $121,687.66 has been filed with the Kansas Secretary of State against Classic Manufacturing, Inc., a dissolved subsidiary of Collins. Collins is investigating whether it or one of its subsidiaries owes the tax.







    SCHEDULE 6.1(p)

    ERISA

    1.  Collins Industries, Inc. Tax Deferred Savings Plan and Trust
    2. Collins Industries, Inc. Employees Beneficiary Association Trust (EBAT) - Health and Life Insurance
    3.  Collins Industries, Inc. Cafeteria Benefits Plan







    SCHEDULE 6.1(t)
    (d)LOCATION OF OFFICES AND RECEIVABLES

      Collins Industries, Inc.
      421 East 30th Avenue
      Hutchinson, Kansas  67502-2493
      (Reno County)

      Wheeled Coach Industries, Inc.
      2777 and 2778 North Forsyth Road
      Winter Park, Florida  32792
      (Orange County)

      Collins Bus Corporation
      415 West Sixth
      South Hutchinson, Kansas  67505
      (Reno County)

      Mobile-Tech Corporation
      Hutchinson Air Base Industrial
      Tract (HABIT)
      Route #2
      Hutchinson, Kansas  67505
      (Reno County)

      Capacity of Texas,Inc.
      401 Capacity Drive
      Longview, Texas  75604-5341
      (Gregg County)

      World Trans, Inc.
      1401 S. Spencer
      Newton, Kansas  67114
      (Harvey County)

      Transi-Corp.
      1401 S. Spencer
      Newton, Kansas  67114
      (Harvey County)





    SCHEDULE 6.1(u)
    (e)LOCATION OF INVENTORY

      Collins Industries, Inc.
      421 East 30th Avenue
      Hutchinson, Kansas  67502-2493
      (Reno County)

      Wheeled Coach Industries, Inc.
      2777 and 2778 North Forsyth Road
      Winter Park, Florida  32792
      (Orange County)
      and
      Hutchinson Air Base Industrial
      Tract (HABIT)
      Route #2
      Hutchinson, Kansas  67505
      (Reno County)

      Collins Bus Corporation
      415 West Sixth
      South Hutchinson, Kansas  67505
      (Reno County)

      Mobile-Tech Corporation
      Hutchinson Air Base Industrial
      Tract (HABIT)
      Route #2
      Hutchinson, Kansas  67505
      (Reno County)

      Capacity of Texas,Inc.
      401 Capacity Drive
      Longview, Texas  75604-5341
      (Gregg County)

      World Trans, Inc.
      1401 S. Spencer
      Newton, Kansas  67114
      (Harvey County)


    i)SCHEDULE 6.1(u) (continued)
    (f)LOCATION OF INVENTORY


      Transi-Corp.
      Highway 31
      Evergreen, Alabama
      (Conecuh County)
      and
      1401 S. Spencer
      Newton, Kansas  67114
      (Harvey County)


    Wheeled Coach Sales Offices:
    Foxboro Service Center
    95 Main Street
    Foxboro, MA  02035

    California Service Center
    23452 Peralta Drive, Suite C
    Laguna Hills, CA  92653

    Texas Service Center
    202 Sentry Drive
    Mansfield, TX  76063




    SCHEDULE 6.1(v)

    EQUIPMENT

    Collins Industries, Inc.
    421 East 30th Avenue
    Hutchinson, Kansas  67502-2493
    (Reno County)

    Wheeled Coach Industries, Inc.
    2777 and 2778 North Forsyth Road
    Winter Park, Florida  32792
    (Orange County)
    and
    Hutchinson Air Base Industrial
    Tract (HABIT)
    Route #2
    Hutchinson, Kansas  67505
    (Reno County)

    Collins Bus Corporation
    415 West Sixth
    South Hutchinson, Kansas  67505
    (Reno County)

    Mobile-Tech Corporation
    Hutchinson Air Base Industrial
    Tract (HABIT)
    Route #2
    Hutchinson, Kansas  67505
    (Reno County)

    Capacity of Texas,Inc.
    401 Capacity Drive
    Longview, Texas  75604-5341
    (Gregg County)

    World Trans, Inc.
    1401 S. Spencer
    Newton, Kansas  67114
    (Harvey County)



    ii)SCHEDULE 6.1(v) (continued)

    EQUIPMENT


    Transi-Corp.
    Highway 31
    Evergreen, Alabama
    (Conecuh County)
    and
    1401 S. Spencer
    Newton, Kansas  67114
    (Harvey County)


    Wheeled Coach Sales Offices:
    Foxboro Service Center
    95 Main Street
    Foxboro, MA  02035

    California Service Center
    23452 Peralta Drive, Suite C
    Laguna Hills, CA  92653

    Texas Service Center
    202 Sentry Drive
    Mansfield, TX  76063




    SCHEDULE 6.1(w)

    REAL ESTATE
       1.   421 East 30th Avenue, Hutchinson, Kansas
       2.   511 South Main Street, Hutchinson, Kansas
       3.   2777 and 2778 North Forsyth Road, Winter Park, Florida
       4.   Sentry Industrial Park, Mansfield, Texas
       5.   Sentry Industrial Park, Mansfield, Texas
       6.   415 West Sixth Street, South Hutchinson, Kansas
       7.   1401 South Spencer Avenue, Newton, Kansas
       8.   401 Capacity Drive, Longview, Texas
       9.   Hutchinson Air Base Industrial Tract
      10.  11th Street, Hutchinson, Kansas (leased to Alcoa)
      11.  Highway 31, Evergreen, Alabama

    12.  Wheeled Coach Sales Offices:
             Foxboro Service Center
             95 Main Street
             Foxboro, MA  02035

             California Service Center
             23452 Peralta Drive, Suite C
             Laguna Hills, CA  92653

         Texas Service Center
         202 Sentry Drive
         Mansfield, TX  76063




    SCHEDULE 6.1(x)
    b)CORPORATE AND FICTITIOUS NAMES

    Corporate Name                                    Fictitious Name

    Collins Industries,Inc., a Missouri corporation      None
    Collins Bus Corporation, a Kansas corporation        None
    Mobile-Tech Corporation, a Kansas corporation        None
    Wheeled Coach Industries, Inc., a Florida corporation    None*
    Capacity of Texas, Inc., a Texas corporation         None
    Transi-Corp, an Alabama corporation                  None
    World Trans, Inc., a Kansas corporation
    (formerly Ambutech, Inc.)                            None

    ______________________

    * Wheeled Coach Industries, Inc. is in the process of registering EM Supply Depot as a fictitious name in Florida.




    SCHEDULE 6.1(aa)

    EMPLOYEE RELATIONS

     1. The Steelworkers Union represents workers at Capacity of Texas, Inc. Negotiations are at an impasse and no contract is in place.







    SCHEDULE 6.1(bb)

    PROPRIETARY RIGHTS

    PATENTS

    Registration   Issue      Inventor         Case Title        Country
         No.        Date

    4,138,023   02-06-1979   Rohrs, Donald L.  Vehicle Wheelchair    U.S.A
                                               Lift


    5,188,445   02-23-1993   Haun, et al.      Vehicle Having        U.S.A
                                               Warning Units
                                               Mounted Within
                                               Hood Cutouts

    4,084,713   04-18-1978   Rohrs, Donald L.  Vehicle Wheelchair    U.S.A.
                                               Ramp

    4,270,630   06-02-1981   Karkau,Lawrence E  Automatic Lift        U.S.A.
                                                Assembly

    5,020,820   06-04-1991   Renner, R. John,   Tractor Suspension    U.S.A.
                               et al.

    4,272,923   06-16-1981   Anderson,Bruce H.  Vehicle Door          U.S.A

    4,214,849   07-29-1980   Downing,Harold A.  Retractable Rail For  U.S.A.
                                                A Vehicle Lift

    4,164,292   08-14-1979   Karkau,Lawrence E  Automatic Lift        U.S.A.
                                                Assembly

    5,040,936   08-20-1991   Rhea, Michael A.   Barrier For Lift      U.S.A.
                                                Platform

    4,113,121   09-12-1978   Collins,Donald L.  Pin Release Device    U.S.A
                                                For A Wheelchair
                                                Lift

    4,407,616   10-04-1983   Hinze,William W.   Wheelchair Lock for   U.S.A.
                                                Reducing Wheel Spoke
                                                Interference



    Registration    Issue      Inventor         Case Title        Country
                     Date         No.

    4,124,130   11-07-1978   Rohrs, Donald L   Safety Barrier For A  U.S.A.
                                               Wheelchair Lift

    4,482,284   11-13-1984   Robbins,Bobbie L. Automatic Hand Rail   U.S.A.

    4,062,209   12-13-1977   Downing,Harold A. Wheelchair Lock       U.S.A.

    D-314,733   02-19-1991   Richter,Brent A.  Vehicle Body          U.S.A.
                             et al.

    D-270,245   08-23-1983   Collins,Robert R. Ambulance Body or     U.S.A.
                                               Similar Article

    D-341,118   11-09-1993   Haun, Harold      Des:  Combined        U.S.A.
                             et al.            Vehicle Hood And
                                               Warning Units




    Applicatication   Filing     Inventor         Case Title        U.S.A.
       Serial No.      Date

    29/008,408    05-14-1993   Davis,Herschel W   Motor Vehicle Grille  U.S.A.

    29/028,925    09-26-1994   Davis,Herschel W   Motor Vehicle Grille  U.S.A.







    TRADEMARKS


    Registration   Registration      Trademarks       Country
        No.            Date

    0,975,833        01-01-1974      TRAILER JOCKEY &     U.S.A.
                                     DESIGN

    1,630,599        01-08-1991      TECH II & DESIGN     U.S.A.

    1,424,769        01-13-1987      DESIGN ONLY          U.S.A.

    1,316,884        01-29-1985      YARDMASTER           U.S.A.

    1,115,231        03-20-1979      SAF-T-LIFT           U.S.A.

    1,326,822        03-26-1985      COLLINS              U.S.A.

    0,981,553        04-02-1974      CAPACITY             U.S.A.

    1,063,759        04-19-1977      OCTAFLASH            U.S.A.

    1,090,110        04-25-1978      COLLINS              U.S.A.

    1,644,978        05-21-1991      STEP-LIFT            U.S.A.

    1,159,064        06-30-1981      FLIP SEAT            U.S.A.



   Registration    Registration      Trademark        Country
       No.              Date

    1,069,353        07-12-1977      SAF-T-LOCK           U.S.A.

    1,353,933        08-13-1985      TRANSI-CORP          U.S.A.

    1,554,610        09-05-1989      WORLD TRANS &        U.S.A.
                                     DESIGN

    1,073,117        09-13-1977      VERSA-BUS            U.S.A.

    1,460,785        10-13-1987      COLLINS BUS          U.S.A.
                                     CORPORATION &
                                     DESIGN

    1,364,863        10-08-1985      COLLINS FINANCIAL    U.S.A.
                                     SERVICES

    1,413,260        10-14-1986      WHEELED COACH &      U.S.A.
                                     DESIGN

    1,080,298        12-27-1977      ECONO/RAMP           U.S.A.

    1,643,534        05-07-91        DURA-RIDE            U.S.A.

    1,734,653        11-24-92        MODUVAN              U.S.A.

    1,814,579        12-28-93        UNDER-VEHICLE LIFT   U.S.A.

    1,712,663        09-01-92        HEALTHGARD           U.S.A.



    Registration    Issue Date         Trademark        Country
        No.

    1,824,331        03-01-1994      UVL                  U.S.A.

    1,824,330        03-01-1994      COMFORT CAB          U.S.A






    SCHEDULE 6.1(cc)

    TRADENAMES

    1.    EM Supply Depot
    2.    Those names included on Schedule 6.1(bb)






    (iv)SCHEDULE 9.8
    (a)USE OF PROCEEDS


                    Creditor                           Amount

    3.        Massachusetts Mutual Life            $13,261,869.88
               Insurance Company
              1295 State Street
              Springfield, MA  01111
              Contact:  Richard C. Morrison

    4.        Northwestern National Life           $ 4,738,156.28
               Insurance Company
              c/o Washington Square Capital,Inc.
              100 Washington Square, Suite 800
              Minneapolis, MN  55401-2147
              Contact:  James V. Wittich

    5.        The North Atlantic Life              $   947,631.24
               Insurance Co. of America
              c/o Washington Square Capital, Inc.
              100 Washington Square, Suite 800
              Minneapolis, MN  55401-2147
              Contact:  James V. Wittich

    6.        Ford Motor Credit Company            $ 3,871,402.95
              7570 W. 21st Street, Bldg. 1038
              P.O. Box 7709
              Wichita, KS  67277-7709
              Contact:  Paul Childers or Tom McCrea

    7.        Ford Motor Credit Company            $  see above
              2600 Lake Lucien Drive, Suite 306
              Maitland, FL  32751-7235
              Contact:  Clyde P. Schexnayder

    8.        General Motors Acceptance            $    0
               Corporation
              8100 East 22nd Street North,
              Suite 23
              Wichita, KS  67201
              Contact:  P.J. Marquardt

    9.        General Motors Acceptance             $    0
               Corporation
              3444 McCrory Place, Suite 200
              Orlando, FL  32814
              Contact:  Ed Revel or Kevin Malcolm

            Amounts are as of March 31, 1995.